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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          __________________________


                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________


       Date of Report (Date of earliest event reported): April 18, 2002



                              BJ SERVICES COMPANY
            (Exact name of registrant as specified in its charter)


         Delaware                         001-10570                  63-0084140
(State or other jurisdiction of    (Commission File Number)       (I.R.S. Employer
      incorporation)                                             Identification No.)

            5500 Northwest Central Drive
                   Houston, Texas                             77092
       (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (713) 462-4239

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Item 5.   Other Events

          On April 18, 2002 and April 19, 2002, BJ Services Company issued press releases with respect to the sale of Convertible Notes. The press releases are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          99.1  Press Release, dated April 18, 2002.

          99.2  Press Release, dated April 19, 2002.

          99.3  Press Release, dated April 19, 2002.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BJ SERVICES COMPANY



                              By:   /s/  Margaret Barrett Shannon
                                 ---------------------------------------
                                    Margaret Barrett Shannon
                                    Vice President -- General
                                    Counsel and Secretary

Date:  May 1, 2002